UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Each of the nine health plan subsidiaries of Molina Healthcare, Inc. in the states of California, Florida,  Michigan, New Mexico, Ohio, Texas, Utah, Washington, and Wisconsin have been selected by the relevant state and federal regulatory agencies overseeing the non-group health insurance marketplaces in each state to offer Qualified Health Plans (QHPs). When the marketplaces go online on October 1, 2013, Molina Healthcare expects to participate in the federally-facilitated marketplaces in Florida, Ohio, Texas, Utah, and Wisconsin; in the state-federal partnership marketplaces in Michigan and New Mexico; and in the state-run marketplaces in California and Washington. The selection of each health plan as a QHP is subject to the satisfactory completion of applicable regulatory reviews.

Note: The information furnished herewith pursuant to Item 7.01 of this current report shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	September 13, 2013	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Sr. Vice President - General Counsel and
Secretary